Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

iM Dolan McEniry Corporate Bond Fund
iM DBi Managed Futures Strategy ETF
iM DBi Hedge Strategy ETF
each a “Fund,” and together the “Funds,”
each a series of Manager Directed Portfolios
Supplement dated October 1, 2020 to each Fund’s Prospectus and
Statement of Additional Information (“SAI”), each dated April 30, 2020
Effective immediately, the address of the Funds’ investment adviser, iM Global Partners US LLC (the “Adviser”) is:
iM Global Partner US LLC
1600 East Franklin Avenue, Suite D
El Segundo, CA 90245
All references to the Adviser’s former address (300 Barr Harbor Drive, Suite 720, Conshohocken, PA 19428) in each Fund’s Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement for future reference.